Exhibit 10.1

AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT

THIS AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of February 15, 2008, by and between METABASIS THERAPEUTICS, INC., a Delaware corporation (the “Company”), and Kingsbridge Capital Limited, an entity organized and existing under the laws of the British Virgin Islands (“Kingsbridge”), with respect to the Common Stock Purchase Agreement dated as of November 2, 2006, by and between the Company and Kingsbridge (the “Purchase Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Purchase Agreement.

RECITAL

WHEREAS, the Company and Kingsbridge desire to amend the Purchase Agreement as set forth herein, and in connection therewith, to amend and restate the Warrant to decrease its exercise price to $4.63 per share (subject to further adjustment from time to time as provided in the Warrant).

AMENDMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment hereby agree as follows:

1.                                      Amendment of Purchase Agreement.

(a)                                  Section 1.19 of the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

Section 1.19.                         “Draw Down Discount Price” means (i) 90% of the VWAP on any Trading Day during a Draw Down Pricing Period when the VWAP equals or exceeds $1.75 but is less than or equal to $5.75, (ii) 92% of the VWAP on any Trading Day during a Draw Down Pricing Period when the VWAP exceeds $5.75 but is less than or equal to $9.50, or (iii) 94% of the VWAP on any Trading Day during a Draw Down Pricing Period when the VWAP exceeds $9.50.

(b)                                  Section 1.32(b) of the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

(b)                               (i) if the Company’s Market Capitalization is equal to or exceeds $175 million at the time of the delivery of the applicable Draw Down Notice, 1.5% of the Company’s Market Capitalization at the time of the delivery of the applicable Draw Down Notice; (ii) if the Company’s Market Capitalization is equal to or exceeds $100 million but is less than $175 million at the time of the delivery of the applicable Draw Down Notice, 1.25% of the Company’s Market Capitalization at the time of the delivery of the applicable Draw Down Notice; or (iii) if the Company’s Market Capitalization is equal to or exceeds $53 million but is less than $100 million at the time of the delivery of the applicable Draw Down Notice, 1% of the Company’s Market Capitalization at the time of the delivery of the applicable Draw Down Notice.

(c)                                  Section 3.06(b) of the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

(b)                               For each Trading Day during a Draw Down Pricing Period that the VWAP is less than the greater of (i) 90% of the Closing Price of the Company’s Common Stock on the Trading Day immediately preceding the commencement of such Draw Down Pricing Period, or (ii) $1.75, such Trading Day shall not be used in calculating the number of Shares to be issued in connection with such Draw Down, and the Draw Down Amount in respect of such Draw Down Pricing Period shall be reduced by one eighth (1/8th) of the initial Draw Down Amount specified in the Draw Down Notice.  If trading in the Company’s Common Stock is suspended for any reason for more than three (3) consecutive or non-consecutive hours during any Trading Day during a Draw Down Pricing Period, such Trading Day shall not be used in calculating the number of Shares to be issued in connection with such Draw Down, and the Draw Down Amount in respect of such Draw Down Pricing Period shall be reduced by one eighth (1/8th) of the initial Draw Down Amount specified in the Draw Down Notice.

(d)                                  Section 8.02(c) of the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

(c)                                [Reserved.]

(e)                                  Section 10.04 of the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

Section 10.04.                  Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith, in each case with a copy to the e-mail address set forth beside the facsimile number for the addressee below.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Company:

Metabasis Therapeutics, Inc.

11119 North Torrey Pines Road

La Jolla, CA 92037

Facsimile:  (858) 622-5556

E-mail:  beck@mbasis.com

Attention:  John W. Beck, C.P.A.

With a copy (which shall not constitute notice) to:

Cooley Godward Kronish LLP

4401 Eastgate Mall

San Diego, CA 92121-1909

Facsimile: (858) 550-6420

Attention: Jason Kent, Esq.

E-mail:  jkent@cooley.com

If to the Investor:

Kingsbridge Capital Limited

Attention: Mr. Tony Hillman

P.O. Box 1075

Elizabeth House

9 Castle Street

St Helier

Jersey

JE42QP

Channel Islands

Telephone:  011-44-1534-636-041

Facsimile:  011-44-1534-636-042

Email:  admin@kingsbridgecap.com; and adamgurney@kingsbridgecap.com

With a copy (which shall not constitute notice) to:

Kingsbridge Corporate Services

Kingsbridge House

New Abbey

Kilcullen, County Kildare

Republic of Ireland

Telephone:  011-353-45-481-811

Facsimile: 011-353-45-482-003

Email:  adamgurney@kingsbridge.ie; emmagalway@kingsbridge.ie;, and pwhelan@kingsbridge.ie

And another a copy (which shall not constitute notice) to:

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, NY 10038

Facsimile: (212) 806-5400

Attention: Keith M. Andruschak, Esq. - kandruschak@stroock.com

Either party hereto may from time to time change its address or facsimile number for notices under this Section by giving at least ten (10) days’ prior written notice of such changed address or facsimile number to the other party hereto.

2.                                      Amendment and Restatement of Warrant.  The Warrant is hereby amended and restated as set forth on Exhibit A hereto.  The Company and Kingsbridge agree that upon such amendment and restatement, the prior Warrant shall be terminated, cancelled and superseded in its entirety and shall have no further force or effect whatsoever.  Promptly following the date hereof, Kingsbridge will return to the Company any originally executed copy of the prior Warrant in its possession.

3.                                      Representations and Warranties.  The Company and Kingsbridge hereby confirm that each of their respective representations and warrants set forth in the Purchase Agreement are true and correct in all material respects as of the date hereof (except for such representations and warranties that are made as of a particular date).

4.                                      Effect of Amendment on Purchase Agreement.  Except as and to the extent expressly modified by this Amendment, the Purchase Agreement shall remain in full force and effect in all respects.

5.                                      Counterparts; Facsimile.  This Amendment may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.  Facsimile signatures shall be as effective as original signatures.

6.                                      Construction.  This Amendment shall be governed, construed and enforced in accordance with the internal laws of the State of New York, without giving effect to its conflicts of laws principles.

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The parties hereto have caused this AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT to be executed and delivered as of the date first written above.

COMPANY:		KINGSBRIDGE:

METABASIS THERAPEUTICS, INC.		KINGSBRIDGE CAPITAL LIMITED

Signature:	/s/ Paul K. Laikind	Signature:	/s/ Maria O’Donoghue
Print Name:	Paul K. Laikind	Print Name:	Maria O’Donoghue
Title:	Chief Executive Officer	Title:	Director